Exhibit 21

List of Subsidiaries of New Media Investment Group Inc.

As of January 1, 2016

Name of Entity	State of Organization
AdUs, Inc.	Nevada
Arizona News, LLC	Delaware
CA Alabama Holdings, Inc.	Delaware
CA Daytona Holdings, Inc.	Delaware
CA Florida Holdings, Inc.	Delaware
CA Louisiana Holdings, Inc.	Delaware
CA Massachusetts Holdings, Inc.	Delaware
CA North Carolina Holdings, Inc.	Delaware
CA South Carolina Holdings, Inc.	Delaware
Chapel Hill Publishing Co, Inc.	North Carolina
Copley Ohio Newspapers, Inc.	Illinois
Cummings Acquisition, Inc.	Delaware
Daily Journal of Commerce, Inc.	Delaware
Daily Reporter Publishing Company	Delaware
DB Acquisition, Inc.	Delaware
DB Arkansas Holdings, Inc.	Delaware
DB Iowa Holdings, Inc.	Delaware
DB North Carolina Holdings, Inc.	Delaware
DB Oklahoma Holdings, Inc.	Delaware
DB Tennessee Holdings, Inc.	Delaware
DB Texas Holdings, Inc.	Delaware
DB Washington Holdings, Inc.	Delaware
Dolan DLN, LLC	Delaware
Dolan Media Holding Company	Delaware
Dolco Acquisition, Inc.	Delaware
ENHE Acquisition, LLC	Delaware
Enterprise NewsMedia, LLC	Delaware
Enterprise NewsMedia Holding, LLC	Delaware
Enterprise Publishing Company, LLC	Delaware
Finance and Commerce, Inc.	Minnesota
GateHouse Media Intermediate Holdco, LLC.	Delaware
GateHouse Media Holdco, LLC.	Delaware
GateHouse Media Operating, LLC.	Delaware
GateHouse Media, LLC.	Delaware
GateHouse Media Massachusetts I, Inc.	Delaware
GateHouse Media Massachusetts II, Inc.	Delaware
GateHouse Media Arkansas Holdings, Inc.	Delaware
GateHouse Media California Holdings, Inc.	Delaware
GateHouse Media Colorado Holdings, Inc.	Delaware
GateHouse Media Connecticut Holdings, Inc.	Delaware
GateHouse Media Corning Holdings, Inc.	Nevada
GateHouse Media Delaware Holdings, Inc.	Delaware
GateHouse Media Directories Holdings, Inc.	Delaware
GateHouse Media Florida Holdings, Inc.	Delaware
GateHouse Media Freeport Holdings, Inc.	Delaware
GateHouse Media Illinois Holdings, Inc.	Delaware
GateHouse Media Illinois Holdings II, Inc.	Delaware
GateHouse Media Iowa Holdings, Inc.	Delaware
GateHouse Media Kansas Holdings, Inc.	Delaware
GateHouse Media Kansas Holdings II, Inc.	Delaware
GateHouse Media Lansing Printing, Inc.	Delaware
GateHouse Media Louisiana Holdings, Inc.	Delaware

Name of Entity	State of Organization
GateHouse Media Macomb Holdings, Inc.	Delaware
GateHouse Media Management Services, Inc.	Delaware
GateHouse Media Michigan Holdings, Inc.	Delaware
GateHouse Media Michigan Holdings II, Inc.	Delaware
GateHouse Media Minnesota Holdings, Inc.	Delaware
GateHouse Media Missouri Holdings, Inc.	Delaware
GateHouse Media Missouri Holdings II, Inc.	Delaware
GateHouse Media Nebraska Holdings, Inc.	Delaware
GateHouse Media New York Holdings, Inc.	Delaware
GateHouse Media North Dakota Holdings, Inc.	Delaware
GateHouse Media Ohio Holdings, Inc.	Delaware
GateHouse Media Ohio Holdings II, Inc.	Delaware
GateHouse Media Oklahoma Holdings, Inc.	Delaware
GateHouse Media Pennsylvania Holdings, Inc.	Delaware
GateHouse Media Suburban Newspapers, Inc.	Delaware
GateHouse Media Tennessee Holdings, Inc.	Delaware
GateHouse Media Texas Holdings, Inc.	Delaware
GateHouse Media Texas Holdings II, Inc.	Delaware
GateHouse Media Virginia Holdings, Inc.	Delaware
George W. Prescott Publishing Company, LLC	Delaware
Idaho Business Review, LLC	Idaho
Lawyers Weekly, LLC	Delaware
Liberty SMC, L.L.C.	Delaware
LMG Maine Holdings, Inc.	Delaware
LMG Massachusetts, Inc.	Massachusetts
LMG National Publishing, Inc.	Delaware
LMG Rhode Island Holdings, Inc.	Delaware
LMG Stockton, Inc	Delaware
Local Media Group Holdings, LLC.	Delaware
Local Media Group, Inc.	Delaware
Long Island Business News, LLC	Delaware
Low Realty, LLC	Delaware
LRT Four Hundred, LLC	Delaware
Mineral Daily News Tribune, Inc.	West Virginia
New Media Holdings I, LLC	Delaware
New Media Holdings II, LLC	Delaware
New Orleans Publishing Group, L.L.C.	Louisiana
News Leader, Inc.	Louisiana
NOPG, L.L.C.	Louisiana
NWS Holdings Company, LLC	Delaware
Pacific Trading Company LLC.	Delaware
Pro Football Weekly LLC	Delaware
Propel Business Services, Inc.	Delaware
Seacoast Newspapers, Inc.	New Hampshire
SureWest Directories	California
Terry Newspapers, Inc.	Iowa
The Daily Record Company, LLC	Delaware
The Inquirer and Mirror, Inc.	Massachusetts
The Journal Record Publishing Co., LLC	Delaware
The Mail Tribune, Inc.	Delaware
The Nickel of Medford, Inc	Oregon
The NWS Company, LLC	Delaware
The Peoria Journal Star, Inc.	Illinois